Exhibit 10(w)



                       SECOND AMENDMENT TO (I) AMENDED AND
                     RESTATED REVOLVING CREDIT AGREEMENT AND
                         (II) LETTER OF CREDIT AGREEMENT


               This SECOND AMENDMENT, dated as of September 16, 1994 (this "Amendment"), among the parties hereto amends each of the (i) December 30, 1993 (as heretofore amended, the "Credit Agreement"), and (ii) LETTER OF CREDIT AGREEMENT, dated as of December 30, 1993 (as heretofor amended, the "L/C Agreement"; the Credit Agreement and the L/C Agreement, the "Agreements"), each of which Agreements is among DATA GENERAL CORPORATION, a Delaware corporation (the "Borrower"), NATIONAL WESTMINSTER BANK PLC ("NWB"), THE BANK OF NOVA SCOTIA ("BNS"), FLEET BANK OF MASSACHUSETTS, NATIONAL ASSOCIATION ("Fleet"), NATIONSBANK OF NORTH CAROLINA, N.A. ("NationsBank"), and CANADIAN IMPERIAL BANK OF COMMERCE (NEW YORK) ("CIBC" and, together with NWB, BNS, FLEET and NATIONSBANK, the "Lenders") and NWB, as Agent (the "Agent"), for the Lenders of the agreements.

               WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement as set forth herein.

               NOW, THEREFORE, it is agreed:

               1. As used herein all terms which are defined in the Credit Agreement shall have the same meanings herein.

               2. Section 5.02(j) of each of the Credit Agreement is hereby amended in its entirety to read as follows:

                    (j) Net Worth, Permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth to be greater than 1.25 to 1 at the end of any fiscal quarter, provided that such ratio shall be no greater than (x) 1.30 to 1 at the end of the fiscal quarters ending on March 26, 1994 and June 25, 1994 and (y) 1.35 to 1 at the end of the fiscal quarter ending on September 24, 1994.

               3. All representations and warranties contained in Article IV of each of the Agreements are ture and correct as of the date hereof.

               4. This Amendment shall not become effective until the date on which this Amendment shall have been executed by the Borrower, Lenders constituting the Majority Lenders under each of the Agreements and the Agent, and the Agent shall have received evidence satisfactory to such execution.

               5. The Borrower agrees to pay on demand all out-of-pocket costs and expenses of the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including (without limitation) the reasonable fees and out-of-pocket expenses of counsel for the Agent in connection therewith.

               6. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of either of the Agreements or any of the instruments or agreements referred to thereof or (b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with either Agreements or any of the instruments, agreements or other documents or papers contemplated in connection with either therof, and any reference therein to the Credit Agreement or the L/C Agreement, as the case may be, shall be deemed to mean the Credit Agreement or L/C Agreement as modified by this Amendment.

               7. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                8. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               IN WITNESS HEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.


                                            DATA GENERAL CORPORATION


                                         By: _____________________________
                                                    Treasurer


                                            NATIONAL WESTMINSTER BANK PLC,
                                              as Lender and as Agent


                                         By: _____________________________
                                                    Vice President


                                            THE BANK OF NOVA SCOTIA

                                          By:______________________________
                                                    Vice President


                                            FLEET BANK OF MASSACHUSETTS,
                                              NATIONAL ASSOCIATION

                                          By:_____________________________
                                                    Vice President


                                             NATIONSBANK, formerly known as
                                               NCNB NATIONAL BANK OF
                                               NORTH CAROLINA

                                          By:______________________________
                                                    Vice President

                                             CANADIAN IMPERIAL BANK
                                               OF COMMERCE (New York)

                                          By:______________________________
                                                    Vice President